UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 1, 2021

CUSTOM TRUCK ONE SOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri		64125
(Address of principal executive offices)		(Zip code)
(816) 241-4888
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	CTOS.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.
The Audit Committee (the “Audit Committee”) of the Board of Directors of Custom Truck One Source, Inc. (formerly Nesco Holdings, Inc.) (the “Company”) on April 1, 2021, approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and the dismissal of Deloitte & Touche LLP (“Deloitte & Touche”), each effective immediately.
Deloitte & Touche’s reports on the Company’s consolidated financial statements, which were included in the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 31, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche’s satisfaction, would have caused Deloitte & Touche to make reference thereto in its reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company provided Deloitte & Touche with a copy of the foregoing disclosures and requested that Deloitte & Touche furnish a letter addressed to the SEC stating whether or not it agrees with the foregoing disclosures. A copy of Deloitte & Touche’s letter, dated April 6, 2021, is filed as Exhibit 16.1 hereto.
During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through March 31, 2021, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2021	Custom Truck One Source, Inc.

/s/ Bradley Meader
Bradley Meader Chief Financial Officer